UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2015

OCERA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation)

525 University Avenue, Suite 610
Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 475-0150

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 1, 2015, Ocera Therapeutics, Inc. (the “Company”) issued a press release announcing the completion of its planned interim analysis of its “STOP-HE” study, a placebo-controlled, randomized, double-blind Phase 2b clinical trial designed to evaluate the safety, pharmacokinetics and efficacy of intravenously-administered OCR-002 in resolving neurocognitive symptoms of acute hepatic encephalopathy in hospitalized cirrhotic patients with elevated ammonia.  The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Ocera Therapeutics, Inc. Press Release dated April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2015	Ocera Therapeutics, Inc.

	By:	/s/ Linda S. Grais, M.D.
Name: Linda S. Grais, M.D.
Title: President and Chief Executive Officer